Exhibit 10.1
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFEREED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR ENCUMBERED UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER OF THIS SECURITY OR AN AFFILIATE OF THE ISSUER, OR (B) IF THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.
NOTWITHSTANDING ANYTHING IN THIS NOTE TO THE CONTRARY, ANY RIGHT TO PAYMENT HEREUNDER, THE LIEN OR SECURITY INTEREST GRANTED TO THE HOLDER, THE EXERCISE OF ANY RIGHT OR REMEDY BY THE DESIGN-BUILDER HEREUNDER, AND EACH PROVISION OF THIS NOTE ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT, DATED ON OR ABOUT THE DATE HEREOF, AMONG THE HOLDER, THE OBLIGOR AND WESTLB AG, NEW YORK BRANCH (THE “SUBORDINATION AGREEMENT’). IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS NOTE, THE TERMS OF SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.
SOUTHWEST GEORGIA ETHANOL, LLC
SUBORDINATED PROMISSORY NOTE DUE JUNE 30, 2011

$3,977,544.83	June 30, 2009
FOR VALUE RECEIVED, the undersigned, SOUTHWEST GEORGIA ETHANOL, LLC, a Georgia limited liability company (the “Obligor”), hereby promises to pay to the order of FAGEN, INC., a Minnesota corporation, or its permitted assigns (as the case may be, the “Holder”), the principal sum of THREE MILLION NINE HUNDRED SEVENTY-SEVEN THOUSAND FIVE HUNDRED FORTY-FOUR DOLLARS AND EIGHTY-THREE CENTS ($3,977,544.83), with interest on the outstanding principal amount as provided below.
Principal Payments.
(i) The Obligor will make a principal payment in the amount of five hundred thousand dollars ($500,000) not later than the date that is ninety (90) days after the date first set forth above.
(ii) The Obligor will make additional payments of principal on the dates and in the amounts provided in Schedule B attached hereto.

(iii) All remaining unpaid principal (if any) and accrued and unpaid interest due hereunder shall be payable on or prior to June 30, 2011 (the “Maturity Date”).
Interest. The Obligor promises to pay to the order of the Holder cash interest on the principal amount hereof at a rate per annum equal to four percent (4%) through June 30, 2010, and at a rate per annum equal to eight percent (8%) thereafter. Interest shall be payable in arrears on a quarterly basis on the dates provided in Schedule A attached hereto and shall be calculated on the basis of a year of 365 days and for the number of days actually elapsed.
Prepayment. The Obligor shall have the right to pay the principal hereof in whole or in part without penalty at any time prior to the Maturity Date.
No Waiver. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.
Waiver of Presentment and Notice of Dishonor. The Obligor and all endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, dishonor, demand, protest and notice of presentment, notice of protest and notice of dishonor of any of the obligations created under this Note and each and every notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and, to the fullest extent permitted by law, all rights to assert any statute of limitations to an action hereunder.
Place of Payment. All payments of principal of this Note and the interest due thereon shall be made by wire transfer in accordance with the Holder’s wire transfer instructions to be delivered by the. Holder to the Obligor in advance of the time of payment or at such other place and by such other means as the Holder may from time to time designate in writing to the Obligor.
Events of Default. The entire unpaid principal amount of this Note and the interest due thereon shall, at the option of the Holder exercised by written notice to the Obligor, forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called “Events of Default”) shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice:
(i) the Obligor’s failure to pay any principal or interest on this Note when such principal or interest becomes due and payable;
(ii) the Obligor’s failure to pay, or an admission in writing of its inability or unwillingness to pay, debts as they become due;

(iii) the Obligor’s application for, consent to, or acquiescence in, the appointment of a trustee, receiver, sequestrator or other custodian for the Obligor or a substantial portion of the Obligor’s property, or the Obligor’s making a general assignment for the benefit of creditors;
(iv) the Obligor’s permitting or suffering to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law concerning the Obligor or any of its assets, or any dissolution, winding up or liquidation proceeding concerning the Obligor or any of its assets; or
(v) the Obligor’s taking any action authorizing, or in furtherance of, any of the foregoing.
Remedies. In case any one or more of the Events of Default specified above shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder.
All rights and remedies of the Holder under this Note are in addition to all rights and remedies given to the Holder contained in any other agreement, instrument or document or available to the Holder at law or in equity. All such rights and remedies are cumulative and not exclusive or exhaustive and may be exercised successively or concurrently. No exercise of any right or remedy shall be deemed an election of remedies and preclude exercise of any other right or remedy.
Severability. In the event that one or more of the provisions of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
Governing Law. This Note and the rights and obligations of the Obligor and the Holder shall be governed by and construed in accordance with the laws of the State of Georgia without reference to any rules of conflict of laws that would require the application of any law other than Georgia law.
Waiver of Trial by Jury. THE OBLIGOR AND THE HOLDER, AS BETWEEN THEM, WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS NOTE, ANY TRANSACTION CONTEMPLATED HEREBY OR EFFECTED PURSUANT HERETO, ANY DEALINGS OR COURSE OF DEALING AMONG THEM RELATING IN ANY WAY TO THE SUBJECT MATTER OF THIS NOTE OR ANY STATEMENTS OR ACTIONS OF ANY OF THEM OR THEIR AFFILIATES. Each of the parties acknowledges and agrees that this waiver is a material inducement to enter into the business relationship contemplated by this Note and that each has relied on this waiver in entering into this Note and will continue to rely on this waiver in its future dealings with the other parties. The scope of this waiver is intended to be all-encompassing, and this waiver will apply to all claims, of any nature whatsoever, whether deriving from contract, arising by law, based on tort or otherwise. THE OBLIGOR AND THE HOLDER HAVE MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND THIS WAIVER WILL BE IRREVOCABLE. THIS WAIVER WILL ALSO APPLY TO ALL AMENDMENTS, SUPPLEMENTS, RESTATEMENTS, EXTENSIONS AND MODIFICATIONS OF THIS NOTE. In the event of litigation, the relevant portions of this Note may be filed as a written consent to a trial by the court.

No Set-Off. The Obligor will not be entitled to offset against any of its financial obligations to the Holder under this Note, any obligation owed to it or any of its affiliates by or for the Holder or any affiliate of the Holder.
Assignment. The Obligor shall not assign its obligations under this Note without the prior written consent of the Holder.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered on the date first set above.

SOUTHWEST GEORGIA ETHANOL, LLC
By	/s/ Lawrence A. Kamp
	Name:	Lawrence A. Kamp
	Title:	Chief Financial Officer

SCHEDULE A
QUARTERLY INTEREST PAYMENT DATES

Quarterly Payment	Date
1	September 30, 2009
2	December 31, 2009
3	March 31, 2010
4	June 30, 2010
5	September 30, 2010
6	December 31, 2010
7	March 31, 2011
8	June 30, 2011

SCHEDULE B
ANNUAL PRINCIPAL INSTALLMENT PAYMENTS

Annual Principal Installment	Amount	Date
1	$1,738,772.41	June 30, 2010
2	$1,738,722.42	June 30, 2011